SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                     __________________________________

                                  FORM 8-A

                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                            TierOne Corporation
______________________________________________________________________________
      (Exact name of registrant as specified in its charter)



                Wisconsin                              04-3638672
________________________________________  ____________________________________
(State of incorporation or organization)  (I.R.S. Employer Identification No.)



          1235 "N" Street
         Lincoln, Nebraska                                68508
________________________________________  ____________________________________
(Address of principal executive offices)               (Zip Code)



          If this form relates to the       If this form relates to the
          registration of a class of        registration of a class of
          securities pursuant to            securities pursuant to
          Section 12(b) of the              Section 12(g) of the
          Exchange Act and is               Exchange Act and is
          effective pursuant to             effective pursuant to
          General Instruction A.(c),        General Instruction A.(d),
          please check the following        please check the following
          box.   [ ]                        box.  [X]



Securities Act registration statement file number to which this form relates:
                                  333-85838
                               _______________
                               (If applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

                                    None

      Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share
                  ______________________________________
                              (Title of class)

Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Our Capital Stock" in the Prospectus included in the TierOne Corporation Registration Statement on Form S-1 (File No. 333-85838) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.0 Plan of Conversion, as amended

     *3.1 Articles of Incorporation of TierOne Corporation

     *3.2 Bylaws of TierOne Corporation

     *4.0 Form of Stock Certificate of TierOne Corporation


     *Previously filed with the Securities and Exchange Commission as exhibits to the TierOne Corporation Registration Statement on Form S-1 (File No. 333-85838). Such exhibits are incorporated herein by reference.





















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                                 SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              TierOne Corporation



Date: September 26, 2002      By:   /s/ Gilbert G. Lundstrom
                                  ----------------------------
                                  Gilbert G. Lundstrom
                                  Chairman of the Board
                                   and Chief Executive Officer


























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